UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

                         Indiana                            1-15983                        38-3354643

         (State or other jurisdiction         (Commission                  (IRS Employer

                 of incorporation)                     File No.)                    Identification No.)

2135 West Maple Road

Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2008, the Compensation and Management Development Committee of the Board of Directors of ArvinMeritor, Inc. (“ArvinMeritor”) approved performance goals in connection with a cash performance plan under the 2007 Long-Term Incentive Plan, as amended, for the three-year performance period ending September 30, 2011. A description of these performance goals is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure

On December 9, 2008, ArvinMeritor issued a press release withdrawing its fiscal year 2009 guidance previously provided and providing guidance for the first quarter of fiscal 2009. A copy of this press release is attached as an exhibit to this Current Report on Form 8-K. On December 9, 2008 ArvinMeritor will also be meeting with investors and analysts in New York, NY, which will be accessible to the public by means of web-cast conference call. The presentation to be made by ArvinMeritor at the meeting will be posted on the ArvinMeritor website (www.arvinmeritor.com).

The information in this Item 7.01 of Form 8-K and the exhibit 99 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

10a -       Description of Performance Goals Established in Connection with 2009-2011
                        Cash performance Plan under the 2007 Long-Term Incentive Plan

99 -         Press release of ArvinMeritor, Inc. dated December 9, 2008

                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ARVINMERITOR, INC.

            By: /s/ Vernon G. Baker, II

                                                                                Vernon G. Baker, II

                                                                                Senior Vice President and

                                                                                General Counsel

Date: December 9, 2008

EXHIBIT INDEX

Exhibit No.     Description

10a -              Description of Performance Goals Established in Connection with 2009-2011
                      Cash performance Plan under the 2007 Long-Term Incentive Plan

99 -                Press release of ArvinMeritor, Inc. dated December 9, 2008